                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): October 21, 2004

                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

         MISSOURI                 000-26020                 43-1641533
         --------                 ---------                 ----------
     (State or other        (Commission File No.)         (IRS Employer
     jurisdiction of                                    Identification No.)
     incorporation)


                    1690 SOUTH CONGRESS AVENUE, SUITE 200
                         DELRAY BEACH, FLORIDA 33445
                  (Address of principal executive offices)

                                561-805-8000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))




SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.01 - Entry into a Material Definitive Agreement

     On October 21, 2004, Applied Digital Solutions, Inc. (the "Company") sold 2.5 million shares (the "Shares") of its common stock, par value $0.01 per share, in a private placement to an institutional investor, Satellite Strategic Finance Associates, LLC ("SSFA") under a Securities Purchase Agreement (the "Agreement"). The purchase price for the Shares was based on the average daily volume weighted-average market price of the Company's common stock for the period of five trading days beginning on Wednesday, October 13, 2004, and ending on and including Tuesday, October 19, 2004, which average was $3.61 per share. The Agreement provides SSFA with a Series C Warrant, which is exercisable into an additional 1.5 million shares (the "Series C Warrant Shares") of the Company's common stock at an exercise price equal to 120% of the purchase price of the Shares. The Series C Warrant may be exercised at any time, at SSFA's option, until the 150th day following the effective date of the registration statement registering the Series C Warrant Shares. The Agreement also provides for a Series D Warrant, which is exercisable into 666,667 shares (the "Series D Warrant Shares") of the Company's common stock at an exercise price equal to 140% of the purchase price of the Shares. The Series D Warrant may be exercised at any time beginning on the one-year anniversary of the issue date and expiring on the sixth anniversary of such issue date. The exercise price of the Series C Warrant Shares and the Series D Warrant Shares is $4.33 and $5.05 per share, respectively. The proceeds from the sale of the Shares were approximately $9.0 million. The Company previously entered into a similar transaction with SSFA in April 2004.

     The offer and sale of these securities by the Company to SSFA is exempt from the registration requirements of the Securities Act of 1933. The Company has agreed to effect the registration of the Shares, Series C Warrant Shares and Series D Warrants Shares pursuant to the Registration Rights Agreement attached hereto as Exhibit 10.4.

     The Securities Purchase Agreement, the form of the Series C Warrant, the form of the Series D Warrant and the Registration Rights Agreement are included herein as exhibits.

SECTION 3 - SECURITIES AND TRADING SECURITIES

     Item 3.02 - Unregistered Sales of Equity Securities

     The following table lists the unregistered securities sold by the Company on October 21, 2004, to SSFA under the Agreement, as more fully described above in Section 1. These securities were issued for cash. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, or Rule 506 of Regulation D promulgated thereunder.

                                                AGGREGATE AMOUNT    NUMBER OF                             NUMBER OF
NAME/ENTITY/NATURE              DATE OF SALE    OF CONSIDERATION     PERSONS      NOTE    ISSUED FOR    COMMON SHARES
======================================================================================================================

Satellite Strategic Finance                                                                Private
 Associates, LLC              October 21, 2004     $9,025,000           1         (1)      Offering       2,500,000
                                                                                                          ---------
 Total                                                                                                    2,500,000
                                                                                                          =========

(1) Represents shares issued in connection with an offer and sale of the Company's common stock in a private placement under the terms of the Agreement, which transaction was exempt from registration pursuant to
     Section 4(2) of the Securities Act or Rule 506 of Regulation D promulgated thereunder. The transaction documents included an acknowledgment that the sale was not registered, that the purchaser was acquiring the shares for investment and not for resale, and that the purchaser acknowledged that the shares must be held until registered or transferred in another transaction exempt from registration. In addition, certificates representing the shares were legended to indicate that they were restricted. In addition to the number of shares listed in this table, the Company has also granted to SSFA warrants to acquire an aggregate of 2,166,667 shares of the Company's common stock as more fully discussed above in Section 1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     Item 9.01 - Financial Statements and Exhibits

     (c) Exhibits.

     As discussed in Item 1.01 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

     Exhibit No.       Description

     10.1 Securities Purchase Agreement between Applied Digital Solutions, Inc. and Satellite Strategic Finance Associates, LLC, dated as of October 21, 2004

     10.2 Form of Series C Warrant to Purchase Common Stock of Applied Digital Solutions, Inc., in favor of Satellite Strategic Finance Associates, LLC dated October 21, 2004

     10.3 Form of Series D Warrant to Purchase Common Stock of Applied Digital Solutions, Inc., in favor of Satellite Strategic Finance Associates, LLC dated October 21, 2004

     10.4 Registration Rights Agreement between Applied Digital Solutions, Inc. and Satellite Strategic Finance Associates, LLC dated as of October 21, 2004




                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              APPLIED DIGITAL SOLUTIONS, INC.

                                              (Registrant)

Date: October 22, 2004                        By: Evan C. McKeown
                                                  /s/ Evan C. McKeown
                                                  Senior Vice President and
                                                  Chief Financial Officer



                              INDEX TO EXHIBITS

Exhibit Number             Description
--------------             -----------

10.1 Securities Purchase Agreement between Applied Digital Solutions, Inc. and Satellite Strategic Finance
                  Associates, LLC, dated as of October 21, 2004

10.2 Form of Series C Warrant to Purchase Common Stock of Applied Digital Solutions, Inc., in favor of Satellite Strategic Finance Associates, LLC dated October 21, 2004

10.3 Form of Series D Warrant to Purchase Common Stock of Applied Digital Solutions, Inc., in favor of Satellite Strategic Finance Associates, LLC dated October 21, 2004

10.4 Registration Rights Agreement between Applied Digital Solutions, Inc. and Satellite Strategic Finance Associates, LLC dated as of October 21, 2004